Exhibit 10.1
THIRD AMENDMENT TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March 31, 2006 (the “Effective Date”), is by and among T-3 ENERGY SERVICES, INC., a Delaware corporation (the “Borrower”), T-3 OILCO ENERGY SERVICES PARTNERSHIP, an Alberta general partnership (the “Canadian Borrower”), the BANKS (as defined in the Credit Agreement defined below) signatory hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION (in its individual capacity, “Wells Fargo”) as agent (in such capacity, together with its successors in such capacity, the “Agent”) for the Banks under the Credit Agreement (as defined below) and COMERICA BANK, a Michigan banking corporation and authorized foreign bank under the Bank Act (Canada) acting through its Canadian branch (the “Canadian Lender”).
W I T N E S S E T H:
     WHEREAS, the Borrowers, the Banks, and the Agent are parties to that certain First Amended and Restated Credit Agreement dated as of September 30, 2004 (as the same has been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, the Borrowers, the Agent and the Banks desire to amend the Credit Agreement, subject to the terms and conditions contained herein.
     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows intending to be legally bound (all provisions of this Amendment being effective as of the Effective Date):
ARTICLE I
Definitions
     Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.
ARTICLE II
Amendment
     Section 2.1 Amendment to Section 2.8(a). The last sentence of Section 2.8(a) is amended and restated in its entirety, to read as follows (the remaining portion of Section 2.8(a) remains unchanged):
Letters of Credit shall expire no later than three years after the date of issuance (but may include provision for automatic one year renewals unless notice of non-renewal is timely sent by Issuing Bank), must be
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satisfactory in form to the Issuing Bank, and must be issued pursuant to a Letter of Credit Agreement.
     Section 2.2 Amendment to Section 11.5. Section 11.5 of the Credit Agreement is amended and restated in its entirety to read, as follows:
Section 11.5 Capital Expenditures. The Borrower will not make, and will not permit any of its Subsidiaries to make, Capital Expenditures that exceed $15,000,000 in the aggregate during any single Fiscal Year.
ARTICLE III
Conditions Precedent
     Section 3.1 Conditions Precedent to Effectiveness of Amendment. The parties hereto agree that this Amendment shall not be effective until the satisfaction of each of the following conditions precedent and thereupon shall be effective as of the Effective Date:
     (a) The Agent shall have received a copy of this Amendment executed and delivered by the Borrowers, the Required Banks, the Canadian Lender, and each Guarantor;
     (b) Each of the representations and warranties made in this Amendment shall be true and correct on and as of the Effective Date as if made on and as of such date (other than those which are made at the time of an Advance), both before and after giving effect to this Amendment;
     (c) The Borrowers shall have paid all the reasonable fees and out-of-pocket expenses of counsel for the Agent to the extent invoiced prior to the Effective Date; and
     (d) The Agent shall have received, in form and substance satisfactory to the Agent and its counsel, such other documents, agreements, certificates and instruments as the Agent shall reasonably require.
ARTICLE IV
Ratifications; Representation and Warranties
     Section 4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrowers, the Agent and the Banks agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.
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     Section 4.2 Representations and Warranties. To induce the Agent and the several Banks parties hereto to enter into this Amendment and to grant the consents and waivers contained herein, each of the Borrowers represents to the Agent and the Banks as follows:
     (a) Each of the Borrowers hereby confirms that all representations and warranties made in Article VIII of the Credit Agreement (other than those which are made at the time of an Advance) are true and correct in all material respects on and as of the Effective Date, both before and after giving effect to this Amendment, as if such representations and warranties were being made on and as of the Effective Date;
     (b) Each of the Borrowers and each of the Guarantors hereby confirm that the resolutions previously delivered to the Agent remain in full force and effect and authorize the execution and delivery of this Amendment to the Agent; and
     (c) No Default or Event of Default exists under any of the Loan Documents.
ARTICLE V
Miscellaneous
     Section 5.1 Loan Documents. This Amendment shall be deemed to be a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.
     Section 5.2 Governing Law. Each of the Borrowers agrees to be bound by the terms of Section 14.12 of the Credit Agreement, which is incorporated herein by reference.
     Section 5.3 Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
     Section 5.4 Fees and Expenses. Each of the Borrowers agrees to pay on demand all reasonable costs, fees, and expenses of the Agent in connection with the preparation, execution, and delivery of this Amendment and any other documents prepared in connection herewith or therewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent.
     Section 5.5 Counterparts; Facsimiles. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Signatures transmitted by facsimile or other electronic means shall be effective as originals.
     Section 5.6 Effective Date. This Amendment shall become effective as of the Effective Date when the Agent has received counterparts of this Amendment executed by each of the Borrowers and the Banks and each of the conditions precedent set forth above has been
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satisfied, whether or not this Amendment has been executed and delivered by each and every Bank named on a signature page attached hereto.
     Section 5.7 WAIVER OF TRIAL BY JURY. TO THE FULLEST EXTENT PERMITTED, BY APPLICABLE LAW, EACH OF THE BORROWER, THE CANADIAN BORROWER, THE AGENT AND THE BANKS HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE BORROWER OR THE CANADIAN BORROWER AND ANY OTHER PARTY TO THIS AGREEMENT ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENTS, OR ANY RELATIONSHIP BETWEEN ANY OTHER PARTY TO THIS AGREEMENT AND THE BORROWER OR THE CANADIAN BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANKS TO PROVIDE THE FINANCING DESCRIBED IN THE CREDIT AGREEMENT.
     Section 5.8 FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the Effective Date.

BORROWER: T-3 ENERGY SERVICES, INC.
By:	/s/ Michael T. Mino
Michael T. Mino
Vice President

CANADIAN BORROWER: T-3 OILCO ENERGY SERVICES PARTNERSHIP, by its partners, T-3 ENERGY SERVICES CANADA, INC.
By:	/s/ Michael T. Mino
Michael T. Mino
Vice President

- and —

T-3 OILCO PARTNERS ULC
By:	/s/ Michael T. Mino
Michael T. Mino
Vice President

Address for Notices:

7135 Ardmore Street
Houston, Texas 77054
Fax No.: (713) 996-4123
Telephone No.: (713) 996-4110
Attention: Michael Mino
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AGENT AND BANKS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to Wells Fargo Bank Texas, National Association, as Agent and a Bank

By:	/s/ William S. Rogers
William S. Rogers
Vice President

COMERICA BANK,
By:	/s/ Cyd Dillahunty
Cyd Dillahunty
Vice President / Portfolio Manager

GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ Jeffrey A. Skinner
Jeffrey A. Skinner
Duly Authorized Signatory

CANADIAN LENDER:

COMERICA BANK, a Michigan banking corporation and authorized foreign bank under the Bank Act (Canada) acting through its Canadian branch,

By:	/s/ Alicia Mair
Alicia Mair
	Title:	Branch Officer

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The undersigned Guarantors hereby consent and agree to the execution and delivery of this Amendment and the documents referred-to in Article III thereof and the consummation of the transactions contemplated in the Amendment, and the undersigned Guarantors (i) reaffirm their respective obligations under each of their respective Guaranty Agreements, which Guaranty Agreements shall continue in full force and effect notwithstanding the consummation of such proposed transactions, and (ii) confirm that the Canadian Obligations are guaranteed thereunder and entitled to the benefit of the Collateral provided in the Loan Documents.

GUARANTORS:

A & B Bolt & Supply, Inc.
Cor-Val Holdings, Inc.
Preferred Industries Holdings, Inc.
T-3 Canadian Holdings, Inc.
T-3 Custom Coating Applicators, Inc.
T-3 Financial Services LP, Inc.
T-3 Investment Corporation III
T-3 Property Holdings, Inc.
T-3 Support Services, Inc.
T-3 Management Holdings, Inc.
T-3 Mexican Holdings, Inc.
O & M Equipment Holdings, Inc.
Manifold Valve Services, Inc.
Pipeline Valve Specialty, Inc.
United Wellhead Services, Inc.

By:	/s/ Michael T. Mino
Michael T. Mino
Vice President of each of the foregoing companies

Cor-Val, L.P.

By:	Cor-Val Holdings, Inc.,
its sole general partner

By:	/s/ Michael T. Mino
Michael T. Mino, Vice President

T-3 Management Services, L.P.

By:	T-3 Management Holdings, Inc.,
its sole general partner

By:	/s/ Michael T. Mino
Michael T. Mino, Vice President

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Preferred Industries, L.P.

By:	Preferred Industries Holdings, Inc.,
its sole general partner

By:	/s/ Michael T. Mino
Michael T. Mino, Vice President

O&M Equipment, L.P.

By:	O & M Equipment Holdings, Inc.,
its sole general partner

By:	/s/ Michael T. Mino
Michael T. Mino, Vice President

T-3 Financial Services, L.P.

By:	T-3 Management Holdings, Inc.
its sole general partner

By:	/s/ Michael T. Mino
Michael T. Mino, Vice President

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AND RESTATED TO CREDIT AGREEMENT — Signature Page